EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the use in this Registration Statement on Form F-1/S-1 of our reports on the consolidated financial statements of Consorcio G Grupo Dina, S.A. de C.V. and Subsidiaries and MCII Holdings (USA), Inc., and all references to our firm, included in or made a part of this Registration Statement.

                                             /s/Arthur Andersen

          Mexico, D.F.
          October 28, 1996